UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2005

SBS Technologies, Inc.
(Exact name of registrant as specified in charter)

New Mexico (State or other jurisdiction of incorporation)	1-10981 (Commission File Number)	85-0359415 (I.R.S. Employer Identification No.)

7401 Snaproll NE
Albuquerque, New Mexico 87109
(Address of principal executive offices) (Zip code)

(505) 875-0600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

  On July 25, 2005, the Board of Directors of SBS Technologies, Inc. (SBS) approved the SBS Technologies FY 2006 Employee Bonus Plan ("FY 2006 EBP"). The Board of Directors also approved the specific thresholds with respect to the SBS' performance, and the percentage weighting for the required metrics under the FY 2006 EBP.

  Under the FY 2006 EBP, non-executive employees of the Company in the United States who are not covered by sales commission arrangements are entitled to receive cash bonuses depending on the achievement of certain specified performance goals. The FY 2006 EBP commences on July 1, 2005 and concludes on June 30, 2006. Awards under the FY 2006 EBP are targeted at 7% of an employee's eligible income as defined in the EBP. Individual awards will be based on SBS meeting certain specified levels of revenue and earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") as established by the Board of Directors, and the achievement of individual performance goals as established by management. The FY 2006 EBP will be administered in six-month performance periods that coincide with each half of SBS' fiscal year ending on June 30, 2006. Participants will be entitled to receive bonuses ranging from 0% to 120% of their targeted award, depending on the level of SBS' performance and the individual employee's performance.

  The foregoing summary of the FY 2006 EBP does not purport to be complete, and is qualified in its entirety by reference to the full text of the FY 2006 EBP, a copy of which is filed as Exhibit 10.ct hereto and is incorporated herein by reference.

  On July 25, 2005, the Board of Directors of SBS approved the SBS Technologies FY 2006 Executive Incentive Plan ("FY 2006 EIP"). The Board also established and approved the financial and strategic criteria and their relative weighting that will be used to determine the amount of the overall incentive compensation awards under the FY 2006 EIP. The criteria established are applicable to all designated participants, including SBS' Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and General Counsel (together the "Named Officers").

  For purposes of the FY 2006 EIP, the designated executives are the Named Officers and all other persons identified by the Board of Directors as participants in this plan. The designated executives are entitled to receive cash bonuses if SBS' actual performance meets certain specified levels of revenue and EBITDA as established by the Board of Directors, as well as the achievement of financial goals at different levels of SBS' operating structure (referred to as "Division Goals") and individual performance goals as established by SBS' Chief Executive Officer. The FY 2006 EIP commences on July 1, 2005 and concludes on June 30, 2006. Designated executives other than the Named Officers will be entitled to receive cash incentive bonus payments up to 20% of eligible income as defined in the EIP for attainment of Threshold I and up to 40% of eligible income for attainment of Threshold II, depending on the level of SBS' performance, the level of financial performance of the respective employees operating group (if applicable), and the individual employee's performance. The following cash incentive bonus percentages of eligible income have been established for the Named Officers.

Named Officer	Threshold I	Threshold II
CEO	30%	60%
CFO	25%	50%
COO	25%	50%
General Counsel	20%	40%

  In the event the level of performance on SBS' revenue and EBITDA levels established by the Board for Threshold I is not achieved, there is no bonus. In the event of attaining a level of performance on SBS' revenue and EBITDA levels above Threshold I, but less than Threshold II, the percentages noted above will be adjusted appropriately based on the level of achievement.

  The foregoing summary of the FY 2006 EIP does not purport to be complete, and is qualified in its entirety by reference to the full text of the FY 2006 EIP, a copy of which is filed as Exhibit 10.cu hereto and is incorporated herein by reference.

  On July 25, 2005, the Board of Directors of SBS approved the SBS Technologies FY 2006 Long-Term Executive Incentive Plan ("FY 2006 LTEIP"). The Board also established and approved the financial and strategic criteria and their relative weighting that will be used to determine the amount of the overall incentive compensation awards under the FY 2006 LTEIP. The criteria established are applicable to all participants, including SBS' Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and General Counsel (together the "Named Officers").

For purposes of the FY 2006 LTEIP, the designated executives are the Named Officers and all other persons identified by the Board of Directors as participants in this plan. The term of the LTEIP is July 1, 2005 through June 30, 2008. The designated executives are entitled to receive cash bonuses if SBS' average annual earnings per share growth and operating margin over the three-year period beginning July 1, 2005 and ending June 30, 2008 exceed certain performance levels (Threshold I, Threshold II, and Threshold III) as established by the Board of Directors. The following cash incentive bonus amounts have been established for the Named Officers.

Named Officer	Threshold I	Threshold II	Threshold III
CEO	$ 65,000	$ 130,000	$ 260,000
CFO	50,050	100,100	200,200
COO	50,050	100,100	200,200
General Counsel	35,775	71,550	143,100

Performance of the Company above any Threshold but less than the next Threshold will result in a graduated proportional pay- out; below Threshold I performance results in no pay-out. Upon expiration of the LTEIP, the Committee may adjust the total cash payable to participants, to be pro-rated among those participants, +/- 15% based on significant changes in market conditions from those existing when the LTEIP was established.

Restricted Stock Award

To retain the designated executives identified by the Board under the LTEIP, restricted stock awards were made to the designated executives on the date the Board of Directors approved the plan. The restricted shares will vest on June 30, 2008 regardless of whether any cash incentive awards are paid under the LTEIP, provided the designated executive remains an employee of SBS throughout the term of the LTEIP. In the event of a change in control of SBS, the restricted stock will vest on the date of the close of the change in control transaction. The following indicates the number of shares for each restricted stock award granted to a named officer of SBS by the Board of Directors.

Named Officer	Shares
CEO	16,147
CFO	7,840
COO	7,840
General Counsel	2,758

The Board of Directors also granted restricted stock awards representing 18,877 shares to other designated executives under the LTEIP. The restricted stock awards will be issued under the terms of SBS' 1998 Long-Term Equity Incentive Plan.

The foregoing summary of the FY 2006 LTEIP does not purport to be complete, and is qualified in its entirety by reference to the full text of the FY 2006 LTEIP, a copy of which is filed as Exhibit 10.cv hereto and is incorporated herein by reference. SBS intends to file a copy of the form of Restricted Stock Award agreement granted to the Named Officers as an exhibit to its Form 10-K to be filed with the Commission for the period ending June 30, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
10.ct *	SBS Technologies FY 2006 Employee Bonus Plan
10.cu *	SBS Technologies FY 2006 Executive Incentive Plan
10.cv *	SBS Technologies FY 2006 Long-Term Executive Incentive Plan
* Provided in PDF format as a courtesy

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS TECHNOLOGIES, INC.

	By:	/S/ James E. Dixon Jr.
James E. Dixon, Jr.
Executive Vice President, Chief Financial Officer, and Treasurer

Dated: July 29, 2005

EXHIBIT INDEX

Exhibit Number	Description

10.ct *	SBS Technologies FY 2006 Employee Bonus Plan
10.cu *	SBS Technologies FY 2006 Executive Incentive Plan
10.cv *	SBS Technologies FY 2006 Long-Term Executive Incentive Plan
* - Provided in PDF format as a courtesy